UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-38184 (Commission File Number)	04-2777442 (IRS Employer Identification No.)

1336 Massachusetts Avenue Cambridge, MA 02138
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CATC	NASDAQ
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on June 1, 2020 (the “Initial Form 8-K”), on June 1, 2020, pursuant to the Agreement and Plan of Merger, dated as of December 5, 2019, by and between Cambridge Bancorp (the “Company”), Cambridge Trust Company, Wellesley Bancorp, Inc. (“Wellesley”) and Wellesley Bank, Wellesley merged with and into the Company, with the Company being the surviving entity, and Wellesley Bank merged with and into Cambridge Trust Company, with Cambridge Trust Company being the surviving entity (the “Merger”). This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Wellesley as of December 31, 2019 and 2018 and for each of the years ended December 31, 2019 and December 31, 2018 and the unaudited consolidated financial statements of Wellesley for the three months ended March 31, 2020 and March 31, 2019, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2019 and for the three months ended March 31, 2020, giving effect to the Merger, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1*	Consent of Wolf & Company, P.C.

99.1*	Audited consolidated financial statements of Wellesley Bancorp, Inc. as of December 31, 2019 and 2018 and for each of the years ended December 31, 2019 and December 31, 2018.

99.2*	Unaudited consolidated financial statements of Wellesley Bancorp, Inc. for the three months ended March 31, 2020 and 2019.

99.3*	Unaudited pro forma condensed combined financial statements (and related notes) of Cambridge Bancorp for the year ended December 31, 2019 and the three months ended March 31, 2020.
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE BANCORP

August 6, 2020
	By:	/s/ Michael F. Carotenuto
Michael F. Carotenuto
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)